[LETTERHEAD OF BIOFORCE NANOSCIENCES]

FOR RELEASE: May 14, 2007, 1:30p.m. EDT

Contact: Investor Relations:
         RedChip Companies Inc.
         Robert Rehse
         Robert@redchip.com
         1-800-REDCHIP (733-2447) ext 111
         www.redchip.com

Company Contact:
Deb Happe, Director of Communications
515-233-8333, Ext. 123
dhappe@bioforcenano.com

        BIOFORCE NANOSCIENCES REPORTS RECORD REVENUES, FIRST QUARTER 2007
                                FINANCIAL RESULTS

AMES, IA--BioForce Nanosciences Holdings, Inc. (BFNH.OB) today reported its first quarter 2007 results. Revenue was $358,755, which represents the highest quarterly revenue in company history, as compared to revenue of $201,376 in the first quarter of 2006. Net loss for the first quarter of 2007 was $923,317, or $0.04 per basic and diluted share, as compared with a net loss of $1,252,562, or $0.05 per basic and diluted share, for the first quarter of 2006.

Non-GAAP net loss for the first quarter of 2007 was $605,858, or $0.03 per basic and diluted share, as compared to a non-GAAP net loss of $261,298, or $0.01 per basic and diluted share for the first quarter of 2006. Non-GAAP financial measures exclude stock-based compensation expense and interest expense recorded as a result of a beneficial conversion feature of convertible debt that was retired during 2006. The reconciliation between GAAP net loss per share and non-GAAP net loss per share is set forth at the end of this press release.

Dr. Eric Henderson, BioForce's CEO and founder, said, "Marketplace acceptance of our flagship instrument, the Nano eNabler(TM) system, has reached a new level with the sales during the first quarter to the University of Limerick (Ireland), Louisiana Tech University and the National Nanotechnology Laboratory of National Research Council (Italy). Nano eNabler systems are being used to pursue scientific advancement in a wide range of applications within the biotechnology universe, including the development of various diagnostic tests and therapeutic agents. Our recent successes with sales and customer approval have been an incredible reward."

"With a strong start to the year, BioForce is on schedule to meet our business objectives for 2007 and achieve our vision of becoming an industry leader in bionanotechnology," said Dr. Henderson. "We will accomplish this by executing our "practical nanotechnology" strategy that embraces both the long-term promise of nanotechnology, and critically, the near term needs of the industry."

About BioForce Nanosciences, Inc.

BioForce Nanosciences Holdings, Inc. (BFNH.OB) is a developer of nanotechnology instruments, consumables, and applications for the life sciences industry. The Nano eNabler system is a molecular printer that rapidly and precisely delivers liquids to surfaces such as silicon chips in droplets that are ten billion times smaller than a drop of blood. It is through our instrumentation success that BioForce can pursue applications. The patented virus detection chip embodied in the ViriChip(TM) platform is one such application. The ViriChip technology is sensitive and specific enough to detect a variety of different pathogens. For more information, visit www.bioforcenano.com.

                      BIOFORCE NANOSCIENCES HOLDINGS, INC.
                           CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                        3/31/07        12/31/06
                                                      --------------------------
                                                      (unaudited)
CURRENT ASSETS
      Cash and cash equivalents                       $1,503,832      $2,602,686
      Accounts receivable - trade, net                   247,147          22,153
      Inventory                                        1,047,827       1,193,590
      Prepaid expenses and other assets                   55,789          55,351
                                                      --------------------------

               Total current assets                    2,854,595       3,873,780
                                                      --------------------------

PROPERTY AND EQUIPMENT
      Computer equipment                                  89,498          73,180
      Leasehold improvements                             380,000         380,000
      Scientific and laboratory equipment                779,460         687,280
      Office furniture and fixtures                       86,939          67,384
                                                      --------------------------
               Total                                   1,335,897       1,207,844
      Less accumulated depreciation                      718,857         669,762
                                                      --------------------------
               Net property and equipment                617,040         538,082
                                                      --------------------------

INTANGIBLE ASSETS
     Patent costs, net of accumulated amortization
         of $55,916 and $48,759, respectively            577,950         580,426
     Trademark costs, net of accumulated amortization
         of $9,319 and $7,397, respectively               70,913          68,699
                                                      --------------------------
               Total intangible assets                   648,863         649,125
                                                      --------------------------

               TOTAL ASSETS                           $4,120,498      $5,060,987
                                                      ==========================

                      BIOFORCE NANOSCIENCES HOLDINGS, INC.
                           CONSOLIDATED BALANCE SHEETS

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                       03/31/07          12/31/06
                                                                    -------------------------------
                                                                     (unaudited)
CURRENT LIABILITIES
     Accounts payable                                               $    162,178       $    506,099
     Accrued expenses                                                    197,589            193,010
     Deferred revenue                                                     25,082              9,224
     Current portion of notes payable                                    144,739            131,896
                                                                    -------------------------------
              Total current liabilities                                  529,588            840,229

LONG-TERM DEBT, NET                                                      254,870            278,860
                                                                    -------------------------------

              Total liabilities                                          784,458          1,119,089
                                                                    -------------------------------

COMMITMENTS and CONTINGENCIES

STOCKHOLDERS' EQUITY
     Preferred stock - 2007 and 2006: $0.01 par value,
        10,000,000 shares authorized, no shares issued and
        outstanding                                                           --                 --
     Common stock - 2007: $0.001 par value, 100,000,000 shares
        authorized, 24,099,950 shares issued and outstanding;
        2006: $0.001 par value, 100,000,000 shares authorized,
        23,999,950 shares issued and outstanding                          24,100             24,000
     Additional paid-in capital                                       14,398,360         13,824,501
     Deferred stock offering costs                                      (256,500)                --
     Accumulated deficit                                             (10,829,920)        (9,906,603)
                                                                    -------------------------------
              Total stockholders' equity                               3,336,040          3,941,898
                                                                    -------------------------------

              TOTAL LIABILITIES AND
                STOCKHOLDERS' EQUITY                                $  4,120,498       $  5,060,987
                                                                    ===============================

                      BIOFORCE NANOSCIENCES HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)

                                                   For the Three Months Ended
                                                           March 31,
                                                    2007               2006
                                                -------------------------------
REVENUES                                        $    358,755       $    201,376

COST OF GOODS SOLD                                   182,606             51,587
                                                -------------------------------

              Gross profit                           176,149            149,789

OPERATING EXPENSES
     Research and development                        278,800            169,600
     Sales and marketing                             306,008             63,692
     General and administrative                      658,708            255,540
     Reimbursement of grant expenses                (124,923)           (48,180)
                                                -------------------------------
              Total operating expenses             1,118,593            440,652
                                                -------------------------------

              Loss from operations before
                other income (expense)              (942,444)          (290,863)

OTHER INCOME (EXPENSE)
     Interest and other income                        22,136             13,508
     Interest expense                                 (3,009)          (975,207)
                                                -------------------------------
              Total other income (expense)            19,127           (961,699)
                                                -------------------------------

              Loss before income tax                (923,317)        (1,252,562)

INCOME TAX EXPENSE                                        --                 --
                                                -------------------------------

              Net loss                          $   (923,317)      $ (1,252,562)
                                                ===============================

BASIC AND DILUTED LOSS PER SHARE                $      (0.04)      $      (0.05)
                                                ===============================

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING     24,040,950         23,999,950
                                                ===============================

              Reconciliation of GAAP to non-GAAP net loss per share

                                                    Three Months Ended March 31,
                                                        2007            2006
                                                    ---------------------------
US GAAP net income (loss) reported                  ($  923,317)    ($1,252,562)
Add: Stock-based compensation expense                   317,459          43,947
     Beneficial conversion interest expense                  --         947,317
                                                    ---------------------------

Non-GAAP net income (loss)                          ($  605,858)    ($  261,298)
                                                    ===========     ===========

US GAAP net income (loss) per share - basic
     and diluted                                    ($     0.04)    ($     0.05)
                                                    ===========     ===========

Non-GAAP net income (loss) per share -
     basic and diluted                              ($     0.03)    ($     0.01)
                                                    ===========     ===========

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States (GAAP), we provide investors with certain non-GAAP financial measures, including non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share. These non-GAAP measures exclude the effect of stock compensation expense for employee stock options and stock warrants associated with the application of SFAS 123R, and interest expense recorded as a result of a beneficial conversion feature of convertible debt that was retired during 2006. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for net income (loss) or basic and diluted net income (loss) per share prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. We believe that these non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, are used by and are useful to investors and other users of our financial statements in evaluating our operating results and comparative trends, as well as in facilitating comparisons with our historical operating results. The non-GAAP results are an indicator of our baseline performance before gains, losses or other charges that are considered by us to be outside of our core operating results and are excluded by us for purposes of evaluating performance against internal budgets and in making operational decisions. In addition, these non-GAAP results are among the primary indicators we use as a basis for our planning and forecasting of future periods. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact upon our reported financial results. Investors should review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables above.

                                      * * *

This news release contains forward-looking information that may be affected by certain risks and uncertainties, including those risks and uncertainties described in the Company's most recent filings with the Securities and Exchange Commission. The Company's actual results could differ materially from such forward-looking statements. We assume no duty to update these statements at any future date.